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                                                ACTIVE LINK COMMUNICATIONS, INC.
                                                                     FORM 10-KSB
                                                                EXHIBIT 10 (m.2)

                                AMENDMENT NO. ONE
                                       TO
                            STOCK PURCHASE AGREEMENT

                                  JULY 2, 2002

         THIS AMENDMENT NO. ONE is being made to that certain Stock Purchase Agreement, dated June 5, 2002 (the "Agreement'), by and between Active Link Communications, Inc. ("Seller") and Unisource Cap LLC ("Purchaser") and is being executed by the Seller and Purchaser as of this 2nd day of July, 2002.

         Seller and Purchaser hereby amend the Agreement as follows:

         1. The terms, covenants and conditions set forth herein are intended to and shall have the same force and effect as if set forth at length in the body of the Agreement. To the extent that the provisions of the Amendment No. One are inconsistent with any provisions of the Agreement, the provisions of this Amendment No. One shall supersede and control.

         2. The Seller and Purchaser agree to extend the Closing Date of the transactions contemplated in the Agreement from a date falling "...within the 10 to 20 'due diligence' period as set forth in Paragraph 3 of the Agreement to a date occurring on or before July 31, 2002.

         3. Purchaser shall deposit in Escrow Account No. 22-9659 a fully-executed copy of this Amendment One.

         4. Seller and Purchaser shall execute and deliver whatever additional instruments and documents may be necessary in order to perform the undertakings herein assumed by the parties.

         5. Except as otherwise modified by the foregoing, all other terms and conditions of the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, Seller and Purchaser have caused this Amendment No. One to be executed and delivered on the following dates.

UNISOURCE CAP LLC                           ACTIVE LINK COMMUNICATIONS, INC.

By:                                         By:
   ------------------------                    -------------------------
         Zahra Ghods                              Timothy Ells
         CEO                                      CEO
Pursuant to Power of Attorney by JD Surber        July 2002